ANNUAL REPORT
                                TO SHAREHOLDERS
                        SAND HILL PORTFOLIO MANAGER FUND
                                  A SERIES of
                             The World Funds, Inc.
                         a "Series" Investment Company

                               FOR THE YEAR ENDED
                               DECEMBER 31, 1997

                               [GRAPH GOES HERE]

                    SAND HILL
                    PORTFOLIO MANAGER
                    FUND                     S&P 500

01/01/95            $10,000.00               $10,000.00
12/31/95            $11,160.09               $13,758.00
12/31/96            $13,344.01               $16,918.21
12/31/97            $15,728.59               $22,520.50




                        Sand Hill Portfolio Manager Fund
                        Schedule of Portfolio Investments
                                December 31, 1997

Number                                                                   Market
Shares       Security                                                     Value
              COMMON STOCK:                                        65.26%
           BASIC INDUSTRY:                      1.61%
   1,200   Hoechst                                                   $    42,075
  10,500   Material Sciences*                                            127,969
                                                                       ---------
                                                                         170,044
                                                                       ---------
           CAPITAL GOODS:                       5.25%
   3,900   Avery Dennison                                                174,525
   4,800   Dover Corp                                                    173,400
     300   Sumitomo Electric ADR                                          41,070
   1,700   W.W. Grainger                                                 165,219
                                                                       ---------
                                                                         554,214
                                                                       ---------
           CLOSED END MUTUAL FUND:              0.56%
   6,000   Japan Webs Index Service                                       59,250
                                                                       ---------
           CONSUMER DURABLES:                   8.75%
   2,455   Desc, S.A. De C.V. ADR                                         92,063
   4,500   The Gap                                                       159,469
   3,200   Johnson Controls                                              152,800
   3,700   Leggett & Platt Inc.                                          154,937
   2,800   Manpower                                                       98,700
     400   Matsushita Electric ADR                                        60,800
   3,500   Sherwin Williams                                               97,125
   1,200   Sony Corp ADR                                                 108,900
                                                                       ---------
                                                                         924,794
                                                                       ---------
           CONSUMER NON-DURABLES:               7.64%
   1,200   Carlton Communications ADR                                     46,800
   3,100   Kimberly Clark                                                152,869
   2,000   Panamerican Beverage                                           65,250
     800   Procter & Gamble                                               63,850
   3,300   Sara Lee Corp                                                 185,831
   2,000   Walgreen                                                       62,750
   4,500   Whole Foods Markets*                                          230,063
                                                                       ---------
                                                                         807,413
                                                                       ---------
           ENERGY:                              6.88%
   1,900   Atlantic Richfield                                            152,237
   1,000   British Petroleum ADR                                          79,688
   2,400   Mobil                                                         173,250
   6,000   Nabors Industries*                                            188,625
   1,800   Western Atlas Inc*                                            133,200
                                                                       ---------
                                                                         727,000
                                                                       ---------
           FINANCE:                             7.43%
   2,700   Banco de Santander ADR                                         87,919
   7,900   Cheung Kong Holdings ADR                                       51,742
   6,000   Hang Seng Bank Ltd ADR                                         57,884
   3,400   MBIA Inc.                                                     227,163
   5,000   PXRE Corp.                                                    165,938
   4,600   Regions Financial Corp                                        194,062
                                                                       ---------
                                                                         784,708
                                                                       ---------
           HEALTH CARE:                         8.90%
   2,700   Amgen*                                                        146,138
   5,866   Astra AB ADR                                                  100,822
   3,000   Becton Dickinson & Co.                                        150,000
   4,100   Manor Care                                                    143,500
     600   Roche Holdings ADR                                             59,669
   3,400   Schering Plough Corp                                          211,225
   2,600   United Healthcare                                             129,188
                                                                       ---------
                                                                         940,542
                                                                       ---------
           TECHNOLOGY:                         10.46%
   3,600   3Com*                                                         125,775
   4,000   Adaptec*                                                      148,500
   4,000   Adobe Systems Inc                                             165,000
   5,000   E M C Corp                                                    137,188
   2,200   Ericsson ADR                                                   82,088
   2,200   Intel                                                         154,550
   2,200   Hewlett Packard                                                37,500
   5,000   Sungard Data Systems                                          155,000
                                                                       ---------
                                                                       1,105,601
                                                                    ------------
           R E I T:                             4.53%
   4,300   Apartment Investment & Management Co                          158,024
   5,000   Boston Properties                                             165,312
   6,000   J P Realty                                                    155,624
                                                                        --------
                                                                         478,960
                                                                        --------
           UTILITIES:                             3.25%
   1,300   Ameritech Corp                                                104,650
  16,000   Hong Kong Electric ADR                                         60,812
   3,100   Hong Kong Telecom                                              63,937
   2,300   Nipsco Industies                                              113,706
                                                                        --------
                                                                         343,105
                                                                        --------
           TOTAL COMMON STOCKS:
           (Cost: $4,936,273)                                          6,895,631
                                                                        --------
Principal
Amount       U.S. GOVT. SECURITIES:              24.03%
----------
             LONG TERM:

  $100,000   U.S. Treasury Note                                          100,281
             maturity date 07/31/99; 5.875%

   100,000   U.S. Treasury Note                                          103,094
             maturity date 10/31/99; 7.5%

   200,000   U.S. Treasury Note                                          202,000
             maturity date 07/31/00; 6.125%

   200,000   U.S. Treasury Note                                          199,625
             maturity date 02/28/01; 5.625%

   200,000   U.S. Treasury Note                                          201,188
             maturity date 09/30/02; 5.875%

   200,000   U.S. Treasury Note                                          204,563
             maturity date 2/15/03; 6.25%

   200,000   U.S. Treasury Note                                          201,813
             maturity date 02/15/04; 5.875%

   400,000   U.S. Treasury Note                                          417,000
             maturity date 05/15/05; 6.5%

   300,000   U.S. Treasury Note                                          321,094
             maturity date 05/15/06; 6.875%
                                                                    ------------
             TOTAL LONG TERM U.S. GOVERNMENT SECURITIES:
             (COST:  $1,893,233)                                       1,950,658
                                                                    ------------
              SHORT TERM:

   150,000   U.S. Treasury Bill                                          149,758
             maturity date 01/15/98; 3.87%

   150,000   U.S. Treasury Bill                                          148,046
             maturity date 04/02/98; 5.10%

   150,000   U.S. Treasury Bill                                          146,216
             maturity date 06/25/98; 5.16%

   150,000   U.S. Treasury Bill                                          144,367
             maturity date 09/17/98; 5.20%
                                                                   ------------
             TOTAL SHORT TERM GOVERNMENT SECURITIES:
             (Cost:  $588,387)                                           588,387
                                                                    ------------


             TOTAL INVESTMENTS:
             (Cost: $7,417,893)**                89.29%                9,434,676
             Other assets, net                   10.71%                1,131,441
                                                ---------           ------------
             NET ASSETS                         100.00%             $ 10,566,117
                                                =========           ============

*Non-income  producing
**Cost for Federal income tax purpose is $7,417,893 and net unrealized appreciation consists of:

Gross unrealized appreciation                                        $ 2,145,136
Gross unrealized depreciation                                          (128,353)
                                                                    ------------
Net unrealized appreciation                                          $ 2,016,783

ADR --- Security represented is held by the custodian bank in the form of American Depository Receipts.

See Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 1997

ASSETS
Investments at value (identified
   cost of $7,417,893)(Notes 1 & 3)                                   $9,434,676
Cash                                                                     432,035
  Receivables:
   Dividend and interest                                                  42,021
   Capital stock sold                                                    644,118
                                                                  --------------
                                                                         686,139
   Deferred organization costs                                            16,209
                                                                  --------------
         TOTAL ASSETS                                                 10,569,059
                                                                  --------------
LIABILITIES

   Accrued expenses                                                        2,942
                                                                  --------------

NET ASSETS                                                           $10,566,117
                                                                  ==============


NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                                                $14.57
($10,566,117/725,028 shares outstanding)                          ==============

At December 31, 1997 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                                      $8,486,136
 Undistributed net realized on investments                                58,285
Undistributed net investment income                                        4,913
 Net unrealized appreciation of investments                            2,016,783
                                                                  --------------
Net Assets                                                           $10,566,117

                                                                 ==============
See Notes to Financial Statements

Statement of Operations
Year ended December 31, 1997
INVESTMENT INCOME
  Income:
     Interest                                                           $113,189
     Dividend                                                             98,335
                                                                    ------------
     Total income                                                       $211,524


  Expenses:
     Investment management fees                                           80,675
      (Note 2)
     Transfer agent fees                                                  19,313
     (Note 2)
     Custodian and accounting                                             16,800
     fees (Note 3)
     Legal & audit fees                                                   12,371
     Registration fees                                                     3,572
     Recordkeeping and administrative services                            22,365
     (Note 2)
     Shareholder servicing and                                             5,327
     reports (Note 2)
     Organization                                                          7,096
      expense
      amortization
     Other                                                                   326
                                                                    ------------
                                                                         167,845
     Custodian fee credits                                              (13,445)
                                                                    ------------
     Total expenses                                                      154,400

                                                                    ------------
     Net investment income                                                57,124
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                        265,654
 Net increase in unrealized appreciation on investments                  984,658
                                                                    ------------
Net gain on investments                                                1,250,312
                                                                    ------------
Net increase in net assets resulting from operations                  $1,307,436
                                                                    ============

See Notes to Financial Statements

Statement of Changes in Net Assets

                                                         Year             Year
                                                         ended           ended
                                                         December      December
                                                           31,              31,
                                                          1997             1996

OPERATIONS
   Net investment income                                 $ 57,124       $ 68,634
   Net realized gain on investments                       265,654        230,479
   Change in unrealized appreciation
     of investments                                       984,658        740,80
   Net increase in net assets resulting
     from operations                                    1,307,436      1,039,920


DISTRIBUTION TO
SHAREHOLDERS
FROM:
    Net investment income
     ($.08 and $.15 per share)                           (52,211)       (72,905)
    Capital gains ($.43 and $.33 per share)             (280,635)      (155,461)
CAPITAL SHARE
TRANSACTIONS
   Net increase in net assets resulting from
   capital share transactions*                          3,132,102      1,622,851
   Net increase in net                                  4,106,692      2,434,405
     assets
   Net asset at beginning of year                       6,459,425      4,025,020

NET ASSETS at the end of the year                      $10,566,1      $6,459,425
(including undistributed net                          ============     =========
investment income of $4,913 and $0)

*A summary of capital share transactions follows:

                          Year Ended                     Year Ended
                          December 31,                   December 31,
                              1997                          1996
                      Shares         Value        Shares                Value
                                                    ----------
Shares sold           240,636    $3,384,487       199,556            $ 2,332,804
Shares reinvested
 from dividend         21,704       318,619        17,744                225,708
Shares
 redeemed             (42,017)     (571,004)      (75,044)             (935,661)
                      ---------   ----------    ----------           -----------
Net increase          220,323    $3,132,102       142,256             $1,622,851
                   ==========    ==========      ==========          ===========

See Notes to Financial Statements

Financial Highlights
For a Share Outstanding Throughout Each Period

                                                                   Jan 2, 1995*
                              Year ended        Year ended            to
                             Dec. 31, 1997   Dec. 31, 1996         Dec. 31, 1995
Per Share
Operating
  Performance
Net asset value,
  beginning of period          $12.79               $11.11                $10.00
                               ------               ------                ------
Income from investment
   operations-
   Net investment income         0.09                 0.14                  0.06
   Net realized and unrealized
    gain on investments          2.20                 2.02                  1.10
                                 ----                 ----                  ----
   Total from investment
      operations                 2.29                 2.16                  1.16
                                 ----                 ----                  ----
Less distributions-
  Distributions from net
    investment income            (0.08)              (0.15)               (0.05)
  Distributions from
   capital gains                 (0.43)              (0.33)                0.00
                                 -----               -----                 ----
 Total distributions             (0.51)              (0.48)               (0.05)
                                 -----               -----                -----

Net asset value,
end of period
(000's)                        $14.57               $12.79                $11.11
                               ======               ======                ======

Total Return                    17.87%               19.57%               11.60%

Ratios/Supplemental Data
Net assets, end
of period (000's)             $10,566               $6,459                $4,025
Ratio to average
net assets-(A)
  Expenses (B)                  2.08%                2.50%               3.03%**
  Expense ratio-net (C)         1.90%                2.00%               1.90%**
  Net investment income         0.71%                1.29%               0.52%**
Portfolio turnover rate        16.48%               32.97%                40.96%
Average brokerage
commission per share         $0.0459              $0.0581                  ---

*  Commencement of operations
** Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996 and 1.00% in 1995.

(B) Expense ratio has been increased to include custodian fees which were offset by custodian credits.

(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received.

See Notes to Financial Statements

Notes to the Financial Statements
December 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Sand Hill Portfolio Manager Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in January 2, 1995 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to maximize total return by investing in equity securities, debt securities and short term investments.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

D. Deferred Organizational Expenses. All of the expenses of TWF incurred in connection with its organization and the public offering of its shares have been assumed by the series funds of TWF. The organization expenses allocable to Sand Hill Portfolio Manager Fund are being amortized over a period of fifty-seven
(57) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--Pursuant to an Investment Advisory Agreement, the Advisor, Sand Hill Advisors ("SHA") provides investment services for an annual fee of 1.0% of the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $25,224 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a mnimum fee of $60,000, of which $43,400 has been waived.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $19,313 for its services for the year ended
December 31, 1997.

Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3-PURCHASES AND SALES OF SECURITIES--Purchases and sales of securities other than short-term notes aggregated $2,733,675 and $1,180,931, respectively. The Custodian has provided credits in the amount of $13,445 , against custodian and accounting charges based on credits on uninvested cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of World Funds, Incorporated Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of the Sand Hill Portfolio Manager Fund, a series of World Funds, Incorporated, including the schedule of portfolio investments as of December 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sand Hill Portfolio Manager Fund as of December 31, 1997, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 23, 1998

Investment Advisor:
  Sand Hill Advisors, Inc.
         3000 Sand Hill Road
         Building Three, Suite 150
         Menlo Park, California 94025-7111

Distributor:
  First Dominion Capital Corp.
         1500 Forest Avenue
         Suite 223
         Richmond, Virginia 23229

Independent Auditors:
  Tait, Weller and Baker
         Eight Penn Center Plaza
         Suite 800
         Philadelphia, Pennsylvania 19103

Transfer Agent:
For account information, wire purchase or redemptions, call or write to Sand Hill's Transfer Agent:

  Fund Services, Inc.
         Post Office Box 26305
         Richmond, Virginia 23260
         (800) 628-4077 Toll Free

More Information:

         For 24 hour, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 527-9500 Toll Free.